UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):     January 25, 2010

TAIWAN GREATER CHINA FUND
(Exact name of registrant as specified in its charter)
Massachusetts	001-34213	52-6400931
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
111 Gillett Street Hartford, Connecticut 06105
(Address of principal executive offices) (Zip Code)
Registrant's telephone number, including area code	(800) 343-9567

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

⁭	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
⁭	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
⁭	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
⁭	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

On December 30, 2009, City of London Investment Group PLC and City of London Investment Management Corp Limited (collectively, “COL”) filed a Schedule 13D (the “Schedule 13D”) with the U.S. Securities and Exchange Commission to report the number of shares of the Taiwan Greater China Fund (the “Fund”) beneficially owned by COL.  The Schedule 13D included, as an exhibit, a letter (the “COL Letter”) addressed to Mr. Pedro-Pablo Kuczynski, the Chairman of the Board of Trustees of the Fund.  Mr. Kuczynski’s written response to the COL Letter on behalf of the Board of Trustees, dated as of January 15, 2010, is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits

Exhibit 99.1. Letter from Mr. Kuczynski to COL dated as of January 15, 2010.

SIGNATURES

              Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 25, 2010	By:	/s/ Regina Foley
	Name:	Regina Foley
	Title:	Chief Financial Officer, Treasurer and Secretary